UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities
Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2017

NOODLES & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D, Broomfield, CO	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 214-1900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously announced in the Current Report on Form 8-K filed by Noodles & Company (the “Company”) on March 28, 2017, Ms. Johanna Murphy informed the Company’s board of directors (the “Board”) that she would not stand for re-election as a Class I director at the Company’s 2017 Annual Meeting of Stockholders. The Company held its 2017 Annual Meeting of Stockholders on May 11, 2017, at which time a new slate of Class I directors was elected. As a result, Ms. Murphy’s departure from the Board upon the conclusion of the Company’s 2017 Annual Meeting of Stockholders created a vacancy on the Audit Committee of the Board, which currently consists of two members.

On May 11, 2017, the Company notified the NASDAQ Stock Market (“NASDAQ”) that, as a result of Ms. Murphy’s departure, the Company is no longer in compliance with the requirements of NASDAQ Listing Rule 5605(c)(2)(A), which requires the audit committee of a company with NASDAQ-listed securities to have a minimum of three members, each of whom satisfies the independence requirements set forth in NASDAQ Listing Rule 5605(a)(2) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. In the Company’s notice to NASDAQ, the Company also informed NASDAQ that it intends to rely upon the cure period provided by NASDAQ Listing Rule 5605(c)(4)(B), which provides a cure period to regain compliance with Listing Rule 5605(c)(2)(A). On May 12, 2017, the Company received a letter from NASDAQ confirming its noncompliance with Listing Rule 5605(c)(2)(A) because its Audit Committee is not currently composed of three independent directors and that the Company can rely on a cure period allowing the Company to regain compliance by the earlier of the Company’s next annual meeting of stockholders or May 11, 2018 (one year from the anniversary of the meeting causing noncompliance) (or if the next annual meeting of stockholders is held before November 7, 2017, then the Company must evidence compliance no later than November 7, 2017). The Company is currently searching for an independent director to join the Company’s Board and Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noodles & Company

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President and General Counsel

DATED: May 15, 2017